SUPPLEMENT TO THE PROSPECTUS
Supplement dated November 4, 2021, to the Prospectus dated October 28, 2021.

MFS® Prudent Investor Fund

Effective January 3, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Shanti Das-Wermes	January 2022	Investment Officer of MFS

Effective January 3, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Shanti Das-Wermes	Asset Allocation and Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2011

1047145          1                                FPP-SUP-I-110421